The informat ion contained in the at tached Computat ional Materials, Structural Term Sheet , or Collateral Term Sheet

relat ing to the Series 2005-FR4 (the "Securit ies") to be issued by Securit ized Asset Backed Receivables LLC Trust 2005-

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	Deal Name		Data

Please populate column D (&E) with the corresponding pool

characteristics in Column B.

- For values in currency format, omit $.

- For values in percentage format, provide data to 3 decimal places and omit %.

- For WAC Net Rate, subtract servicing fee, trustee fee, and initial MI fee.

- For MI Flag, Y or N.

MI Data	MI Flag	Y/N	N
	% of Pool Covered	%	0.000
	Effective LTV	%	n/a

WA DTI

DTI Distribution	DTI <10.00%		0.420
	DTI 10.00-19.99%		1.833
	DTI 20.00-29.99%		7.344
	DTI 30.00-39.99%		20.947
	DTI 40.00-49.99%		57.027
	DTI 50.00-59.99%		12.428
	DTI 60.00-69.99%		0.000

Geographic Distribution	AK	%	0.000
	AL	%	0.000
	AR	%	0.043
	AZ	%	1.674
	CA	%	31.452
	CO	%	1.960
	CT	%	1.578
	DC	%	0.730
	DE	%	0.178
	FL	%	9.165
	GA	%	2.906
	HI	%	1.823
	IA	%	0.083
	ID	%	0.175
	IL	%	4.581
	IN	%	0.310
	KS	%	0.103
	KY	%	0.079
	LA	%	0.000
	MA	%	3.670
	MD	%	5.264
	ME	%	0.188
	MI	%	1.119
	MN	%	1.373
	MO	%	0.505
	MS	%	0.000
	MT	%	0.000
	NC	%	1.039
	ND	%	0.000
	NE	%	0.000
	NH	%	0.261
	NJ	%	7.484
	NM	%	0.159
	NV	%	1.717
	NY	%	10.291
	OH	%	0.637
	OK	%	0.096
	OR	%	0.404
	PA	%	1.289
	RI	%	0.349
	SC	%	0.420
	SD	%	0.000
	TN	%	0.442
	TX	%	1.137
	UT	%	0.317
	VA	%	2.942
	VT	%	0.029
	WA	%	1.214
	WI	%	0.756
	WV	%	0.057
	WY	%	0.000

Balance	# of loans	WAC	WA FICO	WA LTV	Owner Occ %	Cashout Refi%	Full Doc%
$600,001-650,000	31	6.718	653	80.59	100.000	51.659	48.202	Please populate appropriate loan characteristics for each loan bucket.
$650,001-700,000	29	6.615	652	82.35	89.685	51.724	58.730
$700,001-750,000	27	7.007	633	75.26	92.606	55.511	33.320
$751,001-800,000	3	6.149	620	75.61	100.000	100.000	100.000
$800,001-850,000	3	5.999	664	79.59	100.000	100.000	100.000
$850,001-900,000	2	6.010	634	81.53	100.000	100.000	100.000
$900,001-950,000	0	N/A	N/A	N/A	N/A	N/A	N/A
$950,001-1,000,000	1	5.990	749	65.00	100.000	100.000	100.000
> $1,000,000

Percentage by range					Loans without MI
					FICOs
		<450	451-500	501-550	551-600	601-650	651-700	701-750	>750

Please provide a breakdown of

percentages for each cell of the matrix for

loans that fall within the appropriate

category brokendown between loans with

MI and loans without MI as well as the loan

count for each breakdown in the matrices

below. The sum of the percentages for the

with MI and without MI percentages should

equal 100%. The sum of the loans in the

matrices below should equal the number of

loans in the pool. If FICO is not available

for loan, default to <450 bucket. If deal

does not have MI, provide data for the

entire pool in the "Loans without MI" matrix.

	<20	-	-	0.01%	-	-	-	-	-
	20-30	-	-	0.01%	0.03%	0.03%	0.01%	-	0.01%
	30-40	-	-	0.05%	0.12%	0.03%	0.09%	0.01%	0.01%
	40-50	-	-	0.24%	0.25%	0.22%	0.10%	0.05%	0.00%
LTVs	50-60	-	-	0.65%	0.49%	0.61%	0.31%	0.00%	0.05%
	60-70	-	0.06%	2.43%	1.44%	1.15%	1.04%	0.24%	0.04%
	70-80	-	0.05%	6.79%	7.56%	12.79%	14.24%	6.42%	1.95%
	80-90	-	-	2.83%	11.54%	7.71%	3.47%	1.63%	0.39%
	90-100	-	-	0.00%	1.32%	5.00%	4.73%	1.45%	0.31%
	>100	-	-	-	-	-	-	-	-

					Loans with MI
					FICOs
		<450	451-500	501-550	551-600	601-650	651-700	701-750	>750
	<20	-	-	-	-	-	-	-	-
	20-30	-	-	-	-	-	-	-	-
	30-40	-	-	-	-	-	-	-	-
	40-50	-	-	-	-	-	-	-	-
LTVs	50-60	-	-	-	-	-	-	-	-
	60-70	-	-	-	-	-	-	-	-
	70-80	-	-	-	-	-	-	-	-
	80-90	-	-	-	-	-	-	-	-
	90-100	-	-	-	-	-	-	-	-
	>100	-	-	-	-	-	-	-	-

Loan Count					Loans without MI
					FICOs
		<450	451-500	501-550	551-600	601-650	651-700	701-750	>750
	<20	-	-	1	-	-	-	-	-
	20-30	-	-	1	2	3	1	-	1
	30-40	-	-	4	9	4	5	1	1
	40-50	-	-	13	13	16	6	3	-
LTVs	50-60	-	-	34	26	23	15	-	3
	60-70	-	2	122	78	44	33	7	2
	70-80	-	4	353	394	576	573	219	69
	80-90	-	-	142	659	359	160	78	17
	90-100	-	-	4	355	817	621	170	31
	>100	-	-	-	-	-	-	-	-

					Loans with MI
					FICOs
		<450	451-500	501-550	551-600	601-650	651-700	701-750	>750
	<20	-	-	-	-	-	-	-	-
	20-30	-	-	-	-	-	-	-	-
	30-40	-	-	-	-	-	-	-	-
	40-50	-	-	-	-	-	-	-	-
LTVs	50-60	-	-	-	-	-	-	-	-
	60-70	-	-	-	-	-	-	-	-
	70-80	-	-	-	-	-	-	-	-
	80-90	-	-	-	-	-	-	-	-
	90-100	-	-	-	-	-	-	-	-
	>100	-	-	-	-	-	-	-	-

Product Type	WA IO Term	Number of Loans	Loan Balance	Avg. Loan Balance	% of Total IO	WA FICO		WA LTV	% Owner Occupied	% Purchase	WA DTI	% Full Doc
2/28 ARM 24 Month IO	24	5	1,232,587.87	246,517.57	0.421	633		83.68	100.000	100.000	37.41	84.618

Please fill out chart with the

appropriate characteristics for each

rep line. Please note '% of total IO'

should add up to 100%. Column F,

I, J, L, and M refer to % within the

specific product type so they should

not sum to 100%.

2/28 ARM 60 Month IO	60	962	274,758,391.27	285,611.63	93.943	658		79.27	100.000	72.745	42.33	73.38
3/27 ARM 36 Month IO	n/a	0	-	-n/a		n/a	n/a		n/a	n/a	n/a	n/a
3/27 ARM 60 Month IO	60	55	16,483,591.41	299,701.66	5.636	656		77.45	100.000	44.507	40.7	83.311
5/25 ARM 60 Month IO	n/a	0	0	0 n/a		n/a	n/a		n/a	n/a	n/a	n/a
30 Fixed IO	n/a	0	0	0 n/a		n/a	n/a		n/a	n/a	n/a	n/a
15 Fixed IO	n/a	0	0	0 n/a		n/a	n/a		n/a	n/a	n/a	n/a
Other IO	n/a	0	0	0 n/a		n/a	n/a		n/a	n/a	n/a	n/a
Totals:	60	1022	292,474,570.55	286,178.64	100.000	657		79.18	100	71.268	42.21	73.987

Initial Periodic Caps
Product Type	1.00%	1.50%	2.00%	2.50%	3.00%	3.50%	4.00%	4.50%	5.00%
2/28 ARM 24 Month IO	-	-	-	-	1,232,587.87	-	-	-	-	Please fill out with total value dollars for loans in the pool that fall into teach cell of the matrix.
2/28 ARM 36 Month IO	-	-	-	-	-	-	-	-	-
2/28 ARM 60 Month IO	-	-	-	-	274,758,391.27	-	-	-	-
2/28 ARM 120 Month IO	-	-	-	-	-	-	-	-	-
3/27 ARM 24 Month IO	-	-	-	-	-	-	-	-	-
3/27 ARM 36 Month IO	-	-	-	-	-	-	-	-	-
3/27 ARM 60 Month IO	-	-	-	-	16,483,591.41	-	-	-	-
5/25 ARM 60 Month IO	-	-	-	-	-	-	-	-	-
30 Fixed	-	-	-	-	-	-	-	-	-
15 Fixed	-	-	-	-	-	-	-	-	-
Other	-	-	-	-	-	-	-	-	-
					292,474,570.55